Exhibit 99.1

4600 S. Ulster Street Suite 1225 Denver, CO 80237 (720)287-3093

Assure Holdings Secures U.S. Small Business Administration Loan Under CARES Act

DENVER, March 5, 2021 (GLOBE NEWSWIRE) -- Assure Holdings Corp. (the “Company” or “Assure”) (TSXV: IOM; OTCQB: ARHH), a provider of intraoperative neuromonitoring services (“IONM”), is pleased to announce that it has received a loan (“Loan”) under the United States Small Business Administration's (“SBA”) Paycheck Protection Program Second Draw Loans under the Small Business Act, Paycheck Protection Program (“PPP”), implemented pursuant to the Coronavirus Aid, Relief, and Economic Security Act.

On March 2, 2021, Assure executed a PPP promissory note and received a $1,664,700 unsecured PPP loan, which matures on February 25, 2026 (the “Loan”). The Loan carries an interest rate of 1.0% per annum, with principal and interest payments due on the first day of each month, with payments commencing on the earlier of: (i) the day the amount of loan forgiveness granted to Assure is remitted by the SBA to the Bank of Oklahoma; and (ii) ten (10) months after the end of the twenty-four (24) week period following the grant of the Loan. All or a portion of the Loan may be forgiven if the Company maintains its employment and compensation within certain parameters during the twenty-four (24) week period following the loan origination date and the proceeds of the Loan are spent on payroll costs, rent or lease agreements dated before February 15, 2020 and utility payments arising under service agreements dated before February 15, 2020.

“We are grateful to the SBA and the U.S federal government for the support it has provided in the midst of the COVID-19 pandemic,” said John A. Farlinger, Assure’s executive chairman and CEO. “We want to protect our talented team while seizing expansion opportunities that are emerging in the IONM industry.”

As a U.S. Small Business, Assure qualifies for the PPP which allows businesses and nonprofits with fewer than 500 employees to obtain loans of up to $10 million to incentivize companies to maintain their workers as they manage the business disruptions caused by the COVID-19 pandemic.

Assure Retains Investor Engagement and Marketing Support

Assure has entered into an agreement with each of Contact Financial Corp. (“Contact”) and Kanan Corbin Schupak & Aronow, Inc. d/b/a KCSA Strategic Communications (“KCSA”) (respectively, the “Contact Agreement” and the “KCSA Agreement”) to assist the Company with the development and execution of a comprehensive strategic communications program. Contact and KCSA's services will each respectively include providing advice to the Company with respect to corporate development, production and distribution of investor-focused communication tools, and increasing awareness of the Company within the financial community.

Contact is a broad-based strategic marketing and communications firm with experience in gaining increased market exposure for small to mid-cap growth companies. Contact, headed by Kirk Gamley, is based in Vancouver. Since 1969, New York-based KCSA has provided its public and private company clients with investor targeting and outreach, public relations and digital media capabilities.

4600 S. Ulster Street Suite 1225 Denver, CO 80237 (720)287-3093

Pursuant to the terms of the Contact Agreement, Contact has been retained for an initial term of six (6) months (the “Contact Initial Term”), with the parties having the option to extend the term of the Contact Agreement on a monthly basis thereafter. During the Contact Initial Term, and each month following the Contact Initial Term provided the term of the Contact Agreement is extended, Contact will be paid a monthly fee of C$8,000 (plus GST). Contact has also been granted options to purchase up to 200,000 common shares of the Company (collectively, the “Options”), exercisable for 3 years at a price of USD$1.36 per share, with vesting restrictions in accordance with TSX Venture Exchange (“TSXV”) policies.

Pursuant to the terms of the KCSA Agreement, KCSA has been retained for an initial term of six (6) months (the “KCSA Initial Term”), with the agreement automatically renewing on a monthly basis thereafter, unless terminated by either party on thirty (30) day written notice. During the KCSA Initial Term and each month following the KCSA Initial Term, KCSA will be paid a monthly fee of USD$8,500 (plus GST).

To the knowledge of the Company, other than the Options, neither KCSA nor Contact has any present intention to directly or indirectly acquire any securities of the Company. Both KCSA and Contact are at arm’s length with Assure and have no other relationship with the Company, except pursuant to the KCSA Agreement and Contact Agreement respectively.

The KCSA Agreement, Contact Agreement and the issuance of the Options remain subject to the approval of the TSXV.

About Assure Holdings

Assure Holdings Corp. is a Colorado-based company that works with neurosurgeons and orthopedic spine surgeons to provide a turnkey suite of services that support intraoperative neuromonitoring activities during invasive surgeries. Assure employs its own staff of technologists and uses its own state-of-the-art monitoring equipment, handles 100% of intraoperative neuromonitoring scheduling and setup, and bills for all technical services provided. Assure Neuromonitoring is recognized as providing the highest level of patient care in the industry and has earned The Joint Commission’s Gold Seal of Approval®. For more information, visit the Company’s website at www.assureneuromonitoring.com.

4600 S. Ulster Street Suite 1225 Denver, CO 80237 (720)287-3093

Forward-Looking Statements

This news release contains certain statements that may constitute forward-looking information and forward-looking statements under applicable securities laws. All statements, other than those of historical fact, which address activities, events, outcomes, results, developments, performance or achievements that Assure anticipates or expects may or will occur in the future (in whole or in part) should be considered forward-looking information and forward-looking statements. Such information or statements may include, but are not limited to, comments with respect to strategies; expectations; planned operations; future actions of the Company; whether using the proceeds of the PPP Loan in a manner so that the Loan may be forgiven, receiving forgiveness under the PPP program or entering into the Contact Agreement and the KCSA Agreement will be successful for the Company; the Company’s reputation in the IONM industry; that the Company will obtain TSX Venture Exchange approval of the terms of the KCSA Agreement. Often, but not always, forward-looking information or forward-looking statements can be identified by the use of words indicating expectations, plans, forecasts, assumptions and events that may occur, be achieved, or come to pass. Forward-looking information and forward-looking statements are based on currently available competitive, financial and economic data and operating plans, strategies or beliefs as of the date of this news release, but involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of Assure to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information and the forward-looking statements. Material risk factors include: growing competition in the IONM industry; reliance on strategic partnerships with both surgeons and national insurance providers within the jurisdictions in which the Company operates; the desirability of the offered telehealth neurologist oversight to present and future customers of the Company; the Company’s ability to successfully establish the telehealth neurologist oversight; the Company’s ability to attract and retain physician employees to provide the Company’s oversight services; the positive economic impact of the newly provided oversight services; the PPP Loan may not be forgiven; Contact and KCSA may not successfully provide the Company with a comprehensive strategic communications program; the TSXV may not approve the terms of the KCSA Agreement or the Contact Agreement; the Company may not continue to be a leading provider of outsourced intraoperative neurophysiological monitoring; the Company may not continue to increase its total annual procedures; the uncertainty surrounding the spread of COVID-19 and the impact it will have on the Company’s operations and economic activity in general; that the Company’s actions taken during the COVID-19 health crisis will be effective; and the risks and uncertainties discussed in the Registration Statement and our most recent annual and quarterly reports filed with the Canadian securities regulators and available on the Company’s profile on SEDAR at www.sedar.com, which risks and uncertainties are incorporated herein by reference. Readers are cautioned not to place undue reliance on forward-looking statements as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. The forward-looking statements in this news release speak only as of the date of this release and Assure undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this release. Any and all forward-looking information contained in this news release is expressly qualified by this cautionary statement.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact

Scott Kozak, Investor and Media Relations
Assure Holdings Corp.
1-720-287-3093
Scott.Kozak@assureiom.com